                                                                  Investing for
                                                                      Long Term
                                                                     Growth and
                                                                         Income
                                                                     Since 1928

                                                                        [logo]
                                                                       CENTURY

[graphic omitted]

                                                                        Century
                                                                         Shares
                                                                          Trust

                                                             SEMI-ANNUAL REPORT
                                                                  JUNE 30, 2000

   [logo]
  CENTURY
Shares Trust

TRUSTEES
Allan W. Fulkerson, Chairman and Trustee
William O. Bailey, Trustee
John E. Beard, Trustee
William W. Dyer, Jr., Trustee
Ernest E. Monrad, Trustee
Michael J. Poulus, Trustee
Jerry S. Rosenbloom, Trustee
Alexander L. Thorndike, Trustee

AUDITORS
Deloitte & Touche LLP

CUSTODIAN
State Street Bank & Trust Co.

TRANSFER AGENT
Boston Financial Data Services, Inc.

LEGAL COUNSEL
Palmer & Dodge

INVESTMENT ADVISER
Century Capital Management, Inc.

TELEPHONE
617-482-3060
800-321-1928
Shareholder Hotline
800-303-1928

AVERAGE ANNUAL TOTAL RETURNS
The average annual total return for the Trust for the indicated investment periods ended June 30, 2000, were as follows: (i) one year = -15.37%, (ii) five years = 14.04%, (iii) ten years = 12.66%. This data represents past performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

This report is submitted for the general information of the shareholders of the Trust. It is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective prospectus.

DEAR FELLOW SHAREHOLDERS

The year 2000 greeted the equity markets with strong economic growth and volatility in the financial markets. Overall, the equity markets were mixed with the S&P 500 down -0.4% through June. Technology stock valuations soared before correcting in March, while financial services stocks rebounded after facing a steady headwind of rising interest rates. January and February saw banking and insurance stocks drop significantly as 1) the Federal Reserve continued its efforts to slow inflation and economic growth to more sustainable levels and 2) investors gravitated toward rising valuations in the technology sector. However, this trend reversed itself in early March as Internet and Nasdaq stocks faltered and financial services equities rallied through the spring.

We are seeing a shift in market sentiment away from the "momentum" (revenue growth-at-any-cost) and eCommerce "concept" stocks that have performed so well until recently. This change has resulted in an increased focus on the quality and predictability of earnings. Renewed emphasis on the sustainable quality of cash flows, earnings and intrinsic value should continue to benefit the Trust's portfolio companies over the next several quarters. We believe your Trust's portfolio is well-positioned to take advantage of these changes.

YOUR TRUST'S PORTFOLIO

The Trust reported a -1.7% return through June 30th. This compares to a -0.4% return for the S&P 500 and -1.1% return for the Nasdaq Composite. Since the end of June, the Trust's stocks have continued to improve, reflecting better operating results.

While no one anticipated these recent valuation swings in the equity market, we are very encouraged by the trends cited above as well as several recent catalysts, including:

1) dramatic increases in pricing and profitability we are beginning to see at many of our core holdings

2)  the competitive strengths and strategies of our portfolio companies

3) attractive valuation and growth prospects that the Trust's portfolio companies currently exhibit.

Second quarter results that have been released reinforce the positive trend and strength of these factors, especially the accelerating growth in revenue and earnings for our portfolio companies. Commercial and specialty insurers are currently seeing significant double-digit improvement in premium pricing. We believe a continuation could translate into dramatic earnings growth through 2001.

Looking at specific contributors to portfolio performance, the Trust's best performers included Everest Re and HCC Insurance Holdings, (specialty insurers); UnitedHealth Group, (health insurer); Arthur J. Gallagher, (broker); and Bank of New York, (bank/securities processor). The Trust's underperformers included companies that continue to work through merger-related indigestion and changing competitive positions: Safeco, (property-casualty insurer) Aon, (broker) and Wachovia Corp, (regional bank).

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

                         6/30/99

PROPERTY & CASUALTY INSURANCE                     34%
LIFE INSURERS                                     21%
MULTI-LINE FINANCIAL SERVICES                     12%
INSURANCE BROKERS                                 11%
SPECIALTY INSURERS                                11%
BANKS                                              8%
HEALTH INSURERS                                    1%
OTHER                                              1%
CASH                                               1%

                         6/30/00

PROPERTY & CASUALTY INSURANCE                     23%
MULTI-LINE/FINANCIAL SERVICES                     22%
LIFE INSURERS                                     14%
SPECIALTY INSURERS                                14%
INSURANCE BROKERS                                 11%
BANKS                                              8%
OTHER                                              4%
HEALTH INSURERS                                    2%
CASH                                               2%

SHIFTING MARKET CONDITIONS

Over the last year, we have written about the fundamental forces driving growth and change within the "risk management" industries - deregulation, globalization, shifting demographics and technological innovation. With the 1999 passage of financial services reform legislation and the recent acquisitions of several U.S. financial firms by European competitors, these forces continue to lead to the convergence between banks, brokers, insurers and other financial providers and intermediaries. Looking forward, we are positioning the portfolio to take advantage of the dramatic changes in the market. For example, many of our newer positions exhibit at least one of the following trends:

o Established technology companies positioned to capitalize on the continuing evolution of financial services.

o Insurance companies with strong commercial franchises and above-average earnings visibility.

o Fee-based banks with diversified revenues and less dependence on the interest rate cycle.

                        RELATIVE PRICE-TO-EARNINGS RATIO
                          CST VS S&P 500 AS OF 6/30/00
--------------------------------------------------------------------------------
                             79                    71.6%
                             80                    61.1
                             81                    81.4
                             82                    77.3
                             83                    80.8
                             84                   125.4
                             85                   120.3
                             86                    68.8
                             87                    63.7
                             88                    72.7
                             89                    82.8
                             90                    63.2
                             91                    50.0
                             92                    68.0
                             93                    62.3
                             94                    75.6
                             95                    78.0
                             96                    78.4
                             97                    81.1
                             98                    66.2
                             99                    55.0
                           2000                    53.0


              COMPANIES IN THE TRUST'S PORTFOLIO ARE AT ATTRACTIVE
                       VALUATION RELATIVE TO THE S&P 500

As we look at the Trust's portfolio, we see attractive growth and valuation metrics on both an historic and prospective basis. In terms of creating shareholder value, the portfolio companies reached a weighted five-year compounded annual growth rate of book value plus dividends of 17.4% versus an estimated 11.3% for the S&P 500; in terms of earnings growth and valuation, the Trust's weighted average growth rate in 2001 estimated earnings equals 17.1% compared to 9.2% for the S&P 500, and the 2001 estimated price-to-earnings ratios for the Trust and the S&P 500 are 12.7 times and 23.1 times, respectively. As shown in the table below these last two ratios can be combined to create the P/E-to-growth rate (PEG ratio) which stands at 0.74 for the Trust's portfolio and 2.51 for the S&P 500. In effect, we can translate this PEG ratio to mean that the Trust's portfolio is trading at a significant discount (26%) to its underlying growth rate while the S&P 500 is trading at a large premium (251%) to its expected growth rate.

--------------------------------------------------------------------------------
                                                        CST        S&P 500
CREATING SHAREHOLDER VALUE
 5 year CAGR in Book Value plus
 Dividends (95-00)                                      17.4%       11.3%
(CAGR = Compounded Annual Growth Rate)

EARNINGS GROWTH AND VALUATION:
2001 Est. Price to earnings (P/E) ratio:                12.7%       23.1%
2001 Est. earnings growth:                              17.1%        9.2%
                                                        -----       -----
2001 P/E Ratio to Growth Rate (PEG Ratio):              0.74%       2.51%

SOURCE: StockVal, S & P and CCM research
--------------------------------------------------------------------------------

Our investment philosophy continues to focus on industry leaders with superior management teams and sustainable competitive advantages in their products, services and/or distribution networks. Our investing process includes in-depth fundamental research on each company, its rivals and the industry in which it competes. Our research analysts focus on analyzing the shifting trends in strategy, innovation, pricing, margins and capital allocation in order to assess risk-versus-reward tradeoffs in making our buy and sell decisions.

We believe this industry knowledge enables us to anticipate attractive investment entry points in each company's growth cycle, and we expect to see tremendous market share changes among the leaders in our "risk management" industries over the next 1-2 years.

Please visit our website (www.centuryfunds.com) to read more about our investment strategy and to receive updates on the Trust. We also welcome your questions by phone or letter.

     Respectfully submitted,

 /s/ Allan W. Fulkerson           /s/ Lanny Thorndike

     Allan W. Fulkerson               Lanny Thorndike
     Chairman and Trustee             Trustee

Portfolio of Investments - June 30, 2000

COMMON STOCKS: INSURANCE COMPANIES - 88.3%
     SHARES                                                            VALUE
     ------                                                            -----
    200,000    AFLAC Inc. ....................................    $  9,187,500
    416,394    The Allstate Corp. ............................       9,264,767
    190,000    American General Corp. ........................      11,590,000
    210,000    American International Group, Inc. ............      24,675,000
    455,000    AON Corp. .....................................      14,133,437
        325    Berkshire Hathaway Inc. CL A ..................      17,485,000
    235,000    The Chubb Corp. ...............................      14,452,500
    608,000    Cincinnati Financial Corp. ....................      19,114,000
     98,400    Everest Re Group, Ltd. ........................       3,234,900
    115,600    Gallagher (Arthur J.) & Co.....................       4,855,200
    220,000    HCC Insurance Holdings, Inc. ..................       4,152,500
     78,500    HSB Group, Inc. ...............................       2,443,313
     10,000    John Hancock Financial Services, Inc. .........         236,875
    120,000    Marsh & McLennan Companies, Inc. ..............      12,532,500
    360,000    MBIA, Inc. ....................................      17,347,500
    233,900    Mercury General Corp...........................       5,525,887
     15,000    MetLife, Inc. .................................         315,937
    205,000    Mutual Risk Management Ltd. ...................       3,549,063
     90,500    Ohio Casualty Corp. ...........................         961,563
    215,000    The Progressive Corp. .........................      15,910,000
    300,000    Protective Life Corp. .........................       7,987,500
    217,000    RenaissanceRe Holdings Ltd. ...................       9,453,063
    136,500    SAFECO Corp. ..................................       2,712,937
    230,000    St. Paul Companies, Inc. ......................       7,848,750
    473,300    Torchmark Corp.................................      11,684,594
     80,000    UnitedHealthgroup Corp. .......................       6,860,000
     72,600    UnumProvident Corp. ...........................       1,456,537
     44,808    Waddell & Reed Financial, Inc. CL A ...........       1,470,262
     72,858    Waddell & Reed Financial, Inc. CL B ...........       2,117,436
    180,000    XL Capital Ltd. CL A ..........................       9,742,500
                                                                  ------------
                                                                   252,301,021
                                                                  ------------
COMMON STOCKS: BANKING AND OTHER FINANCIAL INSTITUTIONS - 10.3%
     90,000    The Bank of New York Company, Inc. ............       4,185,000
     55,000    Chase Manhattan Corp. .........................       2,533,437
     90,000    Fiserv, Inc. ..................................       3,892,500
    100,000    J.P. Morgan & Co., Inc. .......................      11,012,500
     40,000    U.S. Bancorp  .................................         770,000
    130,000    Wachovia Corp. ................................       7,052,500
                                                                  ------------
                                                                    29,445,937
                                                                  ------------

TOTAL INVESTMENTS IN COMMON STOCKS - 98.6%
(Identified Cost, $94,686,852) ...............................     281,746,958
                                                                  ------------
CASH EQUIVALENTS - 1.4%
  3,976,000    State Street Bank and Trust Eurodollar Time
               Deposit, at cost approximating value,
               maturity 07/03/00  ............................       3,976,000
                                                                  ------------
TOTAL INVESTMENTS - 100% (IDENTIFIED COST, $98,662,852) ......    $285,722,958
                                                                  ============
                       See notes to financial statements.

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES - June 30, 2000
-------------------------------------------------------------------------------
ASSETS:
Investments, at value (Note 1A)
  (Identified cost, $98,662,852) .............................   $ 285,722,958
Dividends and interest receivable ............................         537,842
Other assets .................................................           7,596
Receivable for Trust shares sold .............................           8,760
Receivable for investments sold ..............................         776,118
                                                                 -------------
            Total Assets .....................................     287,053,274
LIABILITIES:
Payable for Trust shares repurchased .............  $ 145,046
Accrued investment adviser fee (Note 5)...........    169,733
Accrued expenses and other liabilities  ..........    115,658
                                                    ---------
            Total liabilities  ...............................         430,437
                                                                 -------------
NET ASSETS (Note 3) ..........................................   $ 286,622,837
                                                                 =============
Per share net asset value, offering price and
  redemption price ($286,622,837 / 8,541,329
  shares of $1.00 par value capital stock
  outstanding) (Note 2) ...........................................    $ 33.56
                                                                       =======

STATEMENT OF OPERATIONS - Six Months Ended June 30, 2000
-------------------------------------------------------------------------------
INVESTMENT INCOME:
            Dividends  .......................................   $   2,805,465
            Interest   .......................................         185,738
                                                                 -------------
              Total Income ...................................       2,991,203
 Expenses:
            Investment adviser fee (Note 5) ......  $ 988,056
            Non-interested trustees' remuneration      62,528
            Transfer agent .......................     85,039
            Custodian ............................     26,223
            Insurance ............................      8,626
            Professional fees ....................     49,991
            Registration costs....................     14,578
            Printing and other....................     45,530
                                                    ---------
              Total expenses .................................       1,280,571
                                                                 -------------
                Net investment income  .......................       1,710,632
                                                                 -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investment transactions  ...............      10,272,651
 Decrease in net unrealized appreciation on investments  .....     (20,110,841)
                                                                 -------------
            Net realized and unrealized loss on investments ...     (9,838,190)
                                                                 -------------
Net decrease in net assets resulting from operations  ........   $ (8,127,558)
                                                                 =============

                       See notes to financial statements.

Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------
                                                                            SIX MONTHS ENDED       YEAR ENDED
                                                                             JUNE 30, 2000      DECEMBER 31, 1999
                                                                             -------------      -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income ..............................................      $    1,710,632     $     3,637,707
   Net realized gain on investment transactions .......................          10,272,651          44,149,086
   Decrease in net unrealized appreciation of investments .............        (20,110,841)        (95,998,695)
                                                                             --------------     ---------------
   Net decrease in net assets resulting from operations ...............         (8,127,558)        (48,211,902)
Net equalization (Note 1C) ............................................            (11,260)            (68,842)
Distributions to shareholders from:
   Net investment income ..............................................         (1,643,067)         (3,326,274)
   In excess of net investment income .................................                  --           (122,364)
   Realized gain from investment transactions .........................                  --        (35,324,476)
Trust share transactions - net (Note 2) ...............................        (13,239,542)        (18,430,813)
                                                                             --------------     ---------------
   Total decrease .....................................................        (23,021,427)       (105,484,671)

NET ASSETS:
   At beginning of period .............................................         309,644,264         415,128,935
                                                                             --------------     ---------------
   At end of period (including accumulated distributions
    in excess of net investment income of $323,971 and
    $380,276, respectively) ...........................................      $  286,622,837     $   309,644,264
                                                                             ==============     ===============

FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------------
                                        SIX MONTHS ENDED JUNE 30,                     YEAR ENDED DECEMBER 31,
                                        -------------------------    ------------------------------------------------------------
                                             2000          1999          1999         1998         1997         1996         1995
                                             ----          ----          ----         ----         ----         ----         ----
NET ASSET VALUE, beginning
  of period .........................    $  34.32      $  44.66      $  44.66     $  44.66     $  31.30     $  28.07     $  21.77
                                         --------      --------      --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..............    $   0.20      $   0.19      $   0.42     $   0.41     $   0.39     $   0.46     $   0.41
 Net realized and unrealized gain
  (loss) on investments .............       (0.77)         0.61         (6.05)        2.71        15.25         4.34         7.22
                                         --------      --------      --------     --------     --------     --------     --------
 Total income (loss) from investment
   operations .......................    $  (0.57)     $   0.80      $  (5.63)    $   3.12     $  15.64     $   4.80     $   7.63
                                         --------      --------      --------     --------     --------     --------     --------
LESS DISTRIBUTIONS FROM:
 Net investment income ..............    $  (0.19)     $  (0.20)     $  (0.40)    $  (0.40)    $  (0.38)    $  (0.46)    $  (0.41)
 In excess of net investment income          --            --           (0.01)        --           --           --           --
 Net realized gain on investment
   transactions .....................        --            --           (4.30)       (2.72)       (1.90)       (1.11)       (0.92)
                                         --------      --------      --------     --------     --------     --------     --------
 Total distributions ................    $  (0.19)     $  (0.20)     $  (4.71)    $  (3.12)    $  (2.28)    $  (1.57)    $  (1.33)
                                         --------      --------      --------     --------     --------     --------     --------
NET ASSET VALUE, end of period ......    $  33.56      $  45.26      $  34.32     $  44.66     $  44.66     $  31.30     $  28.07
                                         ========      ========      ========     ========     ========     ========     ========
TOTAL RETURN ........................        (1.7%)         1.8%        (12.4%)        7.0%        50.1%        17.2%        35.2%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000 omitted) .....................    $286,623      $389,783      $309,644     $415,129     $414,576     $270,781     $267,181
 Ratio of expenses to average
   net assets .......................        0.88%*        0.81%*        0.82%        0.78%        0.82%        0.87%        0.94%
 Ratio of net investment income to
   average net assets ...............        1.18%*        0.86%*        1.00%        0.88%        1.04%        1.58%        1.60%
PORTFOLIO TURNOVER RATE .............           4%            4%           11%           6%           6%           3%           5%

* Annulized

See notes to financial statements.

Notes to Financial Statements

(1) SIGNIFICANT ACCOUNTING POLICIES -- The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Security Valuations -- Securities listed on national securities exchanges are valued at closing prices. Unlisted securities or listed securities for which closing prices are not available are valued at the latest bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value.

B. Federal Taxes -- It is the Trust's policy to comply with the provisions of the Internal Revenue Code applicable to investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary.

C. Equalization -- The Trust follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Trust shares equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or repurchases of Trust shares.

D. Other -- Investment security transactions are accounted for on the date the securities are purchased or sold. Gain or loss on sales is determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Shares issuable to shareholders electing to receive income dividends and capital gain distributions in shares are recorded on the ex-dividend date.

E. Use of Estimates -- The preparation of these financial statements in accordance with accounting principles generally accepted in the United States of America incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Trust. Actual results could differ from those estimates.

(2) TRUST SHARES -- At June 30, 2000, 8,541,329 shares were outstanding. The number of authorized shares of $1.00 par value is unlimited. Transactions in Trust shares were as follows:

                                                                SIX MONTHS ENDED               YEAR ENDED
                                                                 JUNE 30, 2000              DECEMBER 31, 1999
                                                              SHARES         AMOUNT         SHARES        AMOUNT
                                                          --------------------------    ---------------------------
Sold ..........................................             1,939,570   $ 67,248,774      1,190,034    $ 48,808,793
                                                          -----------   ------------    -----------    ------------
Issued to shareholders in reinvestment of
  distributions from:
 Net investment income ........................                33,255      1,143,891         61,653       2,368,084
 Realized gain on investment transactions .....                    --             --        816,478      27,254,035
                                                          -----------   ------------    -----------    ------------
                                                            1,972,825     68,392,665      2,068,165      78,430,912
Repurchased ...................................            (2,454,892)   (81,632,207)    (2,340,143)    (96,861,725)
                                                          -----------   ------------    -----------    ------------
 Net decrease .................................              (482,067)  $(13,239,542)      (271,978)   $(18,430,813)
                                                          ===========   ============    ===========    ============


(3) SOURCES OF NET ASSETS -- At June 30, 2000, net assets consisted of:
     Capital paid-in  ..........................................................      $  90,213,947
     Accumulated distributions in excess of net investment income ..............          (323,971)
     Accumulated undistributed net realized gain on investment transactions ....          9,672,755
     Unrealized appreciation in value of investments ...........................        187,060,106
                                                                                      -------------
     Net assets applicable to outstanding capital stock ........................       $286,622,837
                                                                                       ============

(4) INVESTMENT SECURITY TRANSACTIONS -- Other than U.S. Government obligations and certificates of deposit, purchases and sales of investment securities aggregated $11,697,010 and $28,554,807, respectively, during the six months ended June 30, 2000. At June 30, 2000, the cost of investments for federal tax purposes was $98,662,852. Net unrealized appreciation for all securities at that date was $187,060,106. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $188,430,704 and aggregate gross unrealized depreciation for all securities in which there was an excess tax cost over market value of $1,370,598.

5) INVESTMENT ADVISER FEE -- The investment adviser fee is earned by Century Capital Management, Inc. ("CCM"), as compensation for providing investment advisory, management and administrative services to the Trust. CCM receives a monthly fee equal on an annualized basis to 0.7% of the first $250 million and 0.6% of the amounts exceeding $250 million of the Trust's net asset value. For the six months ended June 30, 2000, the fee amounted to $988,056. Officers and Trustees of the Trust who are employed by CCM receive remuneration for their services out of such investment adviser fee.

Independent Auditor's Report

To the Trustees and Shareholders of Century Shares Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Century Shares Trust as of June 30, 2000, the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended December 31, 1999, and the financial highlights for the six months ended June 30, 2000 and 1999 and for each of the years in the five year period ending December 31, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our procedures included confirmation of securities owned as of June 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Century Shares Trust at June 30, 2000, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 28, 2000

[logo] CENTURY FUNDS

One Liberty Square Boston, Massachusetts 02109


CST SAR 20
AUG 2000